UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM 8-K


CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934 October 17, 2023
Date of Report (date of Earliest Event Reported)


ORIGINAL SIXTEEN TO ONE MINE INCORPORATED
(Exact Name of Registrant as Specified in its Charter)







CALIFORNIA

001-10156

94-0735390
(State or Other Jurisdiction of
Incorporation or Organization)

(Commission File No.)

(I.R.S. Employer
Identification No.)

P.O. Box 970, Alleghany, California 95910
 (Address of principal executive offices and zip code)
(720) 673-7484
(Registrant telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed from last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

?
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

?
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

?
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

?
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

        Title of each class
 Trading Symbol(s)
      Name of each exchange on which registered
Common
OSTO
       OTC-Pink Sheets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

                                                        merging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.






Item 8.01	Other Events.
      Original Sixteen to One Mine Incorporated (the Company) discloses that on October 17, 2023, the Board of Directors of the Company received notice of an Order Instituting an Administrative Proceedings and Notice of Hearing Pursuant to Section 12(j) of the Securities Exchange Act of 1934 (the Order) from the Securities and Exchange Commission. Pursuant to the Order, the Securities and Exchange Commission seeks to suspend for a period not to exceed twelve months or revoke the registration of each class of securities of the Company registered pursuant to the Securities Exchange Act of 1934 to protect investors, due to the failure of the Company to file required periodic reports since the quarter ending September 30. 2022 and filing materially deficient Form 10-K annual reports for fiscal year 2012 through 2021 without audited financial statements or being accompanied by any certifications required by the Sarbanes-Oxley Act of 2002.
      The Board of Directors of the Company is reviewing the Order and assessing the options of the Company in responding to the Order.
SIGNATURE
      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORIGINAL SIXTEEN TO ONE MINE INCORPORATED

Date: October 20, 2023				By: /s/ Douglas Charlton
						Name: Douglas Charlton
						Title: President








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